 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 12, 2011 (December 9, 2011)

VLOV INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53155	20-8658254
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11F, No. 157 Taidong Road Xiamen Guanyin Shan International Business Center Siming District, Xiamen City Fujian Province People’s Republic of China	361008
(Address of principal executive offices)	(Zip Code)

(86592) 2345999
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 9, 2011, the registrant’s Articles of Incorporation was amended pursuant to a Certificate of Change Pursuant to Nevada Revised Statutes (“NRS”) 78.209 (the “Certificate of Change”) filed with the Nevada Secretary of State on November 16, 2011.  The Certificate of Change was filed in connection with a 1-for-2.5 reverse stock split of the registrant’s issued and outstanding common stock and a proportional decrease of the registrant’s authorized common stock (the “Reverse Split”).  A copy of the Certificate of Change is filed as Exhibit 3.1 to this Current Report on Form 8-K.  The Reverse Split had been previously authorized by the registrant's board of directors on November 16, 2011.

Pursuant to the Reverse Split, each two and one-half (2.5) shares of the registrant’s common stock, par value $0.00001 per share, issued and outstanding immediately prior to the record date of December 9, 2011, was automatically reclassified as and converted into one (1) share of the registrant’s common stock, par value $0.00001 per share.  No fractional shares were issued.  Further, the registrant’s total number of authorized shares of common stock was decreased from 100,000,000 to 40,000,000 shares.

Prior to the Reverse Split, the registrant’s common stock was quoted on the OTC Bulletin Board under the trading symbol “VLOV,” with the following CUSIP number: 918258104.  In connection with the Reverse Split, the trading symbol for the registrant’s common stock as quoted on the OTC Bulletin Board will temporarily be “VLOVD” for 20 business days commencing at the open of business on December 12, 2011, and revert back to “VLOV” thereafter.  In connection with the Reverse Split, the new CUSIP number for the registrant’s common stock is: 918258203.

Item 8.01                          Other Events.

On December 12, 2011, the registrant issued a press release regarding the Reverse Split, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01                          Financial Statements and Exhibits

Exhibit Number	Description

3.1	Certificate of Change Pursuant to NRS 78.209 as filed with the Secretary of State of Nevada on November 16, 2011, and effective December 9, 2011.
99.1	Press release dated December 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2011	VLOV, INC.

	By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer